UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 10, 2007
HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1: Certificate of Amendment to Second Amended and Restated Certificate of Incorporation
EX-3.2: Amendment to the Bylaws
EX-10.1: Shareholders' Agreement
EX-10.2: Indemnification Agreement
EX-10.3: Indemnification Agreement
EX-10.4: Indemnification Agreement
EX-10.5: Indemnification Agreement
EX-10.6: Release and Settlement Agreement

Item 1.01. Entry into a Material Definitive Agreement.
On August 10, 2007, Haights Cross Communications, Inc. (“HCCI”) entered into a shareholders’ agreement (the “Shareholders’ Agreement”) by and among HCCI and the investors listed therein (the “Investors”). Pursuant to the Shareholders’ Agreement, it was agreed that the Board of Directors would consist of 6 persons, 5 persons (each, an “Investor Director”) nominated by the Investors and specifically, one nominated by Media/Communications Partners III Limited Partnership and M/C Investors, L.L.C. as a group, one nominated by Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio, Columbia Funds Variable Insurance Trust 1 — Columbia High Yield Fund, Variable Series, the Mainstay Funds on behalf of its High Yield Corporate Bond Fund, the Mainstay Funds on behalf of its Diversified Income Fund and Mainstay VP Series Fund, Inc. on behalf of its High Yield Corporate Bond Portfolio as a group, one nominated by Quadrangle Debt Recovery Income Fund, LP, Quadrangle Debt Opportunities Fund LP and QDRF Master LTD. as a group, one nominated by Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P. and Glenview Capital Partners, L.P. as a group and one nominated by Deephaven Distressed Opportunities Trading Ltd and one director being the then current chief executive officer of HCCI (the “CEO Director”). In addition, pursuant to the Shareholders’ Agreement, HCCI granted the Investors preemptive rights on the issuances of additional securities of HCCI, with certain standard exceptions.
A copy of the Shareholders’ Agreement is attached hereto as exhibit 10.1.
On August 10, 2007, HCCI entered into indemnification agreements with each of the following directors, Eugene Davis, T.J. Vigliotta, Curry Ford and Phil Maslow. The form of indemnification agreement provides that the directors will be indemnified for expenses incurred because of their status as a director to the fullest extent permitted by Delaware law and our certificate of incorporation and bylaws.
A copy of the Indemnification Agreement with Eugene Davis is attached hereto as Exhibit 10.2.
A copy of the Indemnification Agreement with T.J. Vigliotta is attached hereto as Exhibit 10.3.
A copy of the Indemnification Agreement with Curry Ford is attached hereto as Exhibit 10.4.
A copy of the Indemnification Agreement with Phil Maslow is attached hereto as Exhibit 10.5.
On August 10, 2007, HCCI entered into a release and settlement agreement (the “Release and Settlement Agreement”) with Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio, Columbia Funds Variable Insurance Trust 1 — Columbia High Yield Fund, Variable Series, the Mainstay Funds on behalf of its High Yield Corporate Bond Fund, the Mainstay Funds on behalf of its Diversified Income Fund, Mainstay VP Series Fund, Inc. on behalf of its High Yield Corporate Bond Portfolio, Quadrangle Debt Recovery Income Fund, LP, Quadrangle Debt Opportunities Fund LP, QDRF Master LTD., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Capital Partners, L.P. and Deephaven Distressed Opportunities Trading Ltd. (the “Series B Investors”) pursuant to which the Series B Investors agreed to dismiss the complaint captioned Glenview Capital Partners, L.P. et al v.

Haights Cross Communications, Inc., Civil Action No. 2757 (VCS) filed with the Court of Chancery of the State of Delaware.
A copy of the Release and Settlement Agreement is attached hereto as Exhibit 10.6.
Item 5.01. Changes in Control of Registrant.
On August 10, 2007, HCCI effected a recapitalization (the “Recapitalization”) pursuant to which all of HCCI Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), Series B Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), and Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), was converted into shares of Common Stock, par value $0.01 per share (the “Common Stock”). Each share of Series A Preferred Stock and Series C Preferred Stock was converted into shares of Common Stock at the rate of one share of Common Stock for each $31.481 of accrued liquidation value of Series A Preferred Stock or Series C Preferred Stock as of June 30 2007. Each share of Series B Preferred Stock was converted into 4.09953 shares of Common Stock. Simultaneously, all of the shares of Common Stock outstanding immediately prior to the Recapitalization were reclassified into one share of Common Stock. Upon the issuance of the shares of Common Stock, the former holders of the Series B Preferred Stock became the holders of 82.0% of the outstanding shares of Common Stock. The former holders of Series B Preferred Stock, who in the aggregate now own 82.0% of the outstanding shares of Common Stock, are Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio, Columbia Funds Variable Insurance Trust 1, Columbia High Yield Fund, Variable Series, the Mainstay Funds on behalf of its High Yield Corporate Bond Fund, the Mainstay Funds on behalf of its Diversified Income Fund, Mainstay VP Series Fund, Inc. on behalf of its High Yield Corporate Bond Portfolio, Quadrangle Debt Recovery Income Fund LP, Quadrangle Debt Opportunities Fund LP, QDRF Master Ltd., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Capital Partners, L.P., Deephaven Distressed Opportunities Trading Ltd and additional other holders. No additional consideration was paid in connection with the Recapitalization. In connection with the Recapitalization, HCCI entered into an Shareholders’ Agreement (described more fully in Item 1.01 above) pursuant to which an agreement with respect to the election of directors and other matters was reached. Please see the description of the Shareholders’ Agreement in Item 1.01 above.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 10, 2007, Paul Crecca and Stephen Gormley resigned from HCCI’s Board of Directors. On August 10, 2007, T.J. Vigliotta, Curry Ford and Phil Maslow were elected to HCCI’s Board of Directors. The Board of Directors has not determined which committees such new directors will be elected to.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 10, 2007, the Second Amended and Restated Certificate of Incorporation of HCCI was amended by a certificate of Amendment (the “Amendment”) and all outstanding shares of Common Stock were reclassified, in the aggregate, into one share of Common Stock, without any action by the holders of such shares and whether or not the certificates representing such shares were surrendered to the Corporation (the “Reverse Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Split. In lieu of any interest in a fractional share of Common Stock following the Reverse Split, the Corporation shall pay a cash amount to the holders of Common Stock equal to the fair value of such fractional share (as determined in good faith by the HCCI’s Board of Directors), rounded up to the nearest whole $0.01 upon surrender of the certificate representing the such stockholder’s Common Stock immediately prior to the Reverse Split.
A copy of the Amendment is attached hereto as Exhibit 3.1.
On August 10, 2007, the stockholders of HCCI adopted an amendment to the bylaws (the “Bylaws Amendment”) to provide for a deadlock committee. The Bylaws Amendment provides that in the event the Board of Directors becomes deadlocked on any matter allowed to be delegated to a committee pursuant to Section 141(c) of the General Corporation Law of the State of Delaware presented to it for resolution by virtue of there being a tie vote on such matter, the matter shall be designated for resolution to the Deadlocks Committee. The Deadlocks Committee shall consist of five directors who are the “Investor Directors” named in section 4.1(a) of the Shareholders’ Agreement.
A copy of the Amendment to the Bylaws is attached hereto as Exhibit 3.2.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Haights Cross Communications, Inc.

3.2	Amendment to the Bylaws of Haights Cross Communications, Inc.

10.1	Shareholders’ Agreement by and among Haights Cross Communications, Inc. and the Investors named therein dated August 10, 2007

10.2	Indemnification Agreement by and between Haights Cross Comminications, Inc. and Eugene Davis dated August 10, 2007

10.3	Indemnification Agreement by and between Haights Cross Comminications, Inc. and T.J. Vigliotta dated August 10, 2007

10.4	Indemnification Agreement by and between Haights Cross Comminications, Inc. and Curry Ford dated August 10, 2007

Exhibit No.	Description
10.5	Indemnification Agreement by and between Haights Cross Comminications, Inc. and Phil Maslow dated August 10, 2007

10.6	Release and Settlement Agreement by and among Haights Cross Comminications, Inc. and Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio, Columbia Funds Variable Insurance Trust 1 — Columbia High Yield Fund, Variable Series, the Mainstay Funds on behalf of its High Yield Corporate Bond Fund, the Mainstay Funds on behalf of its Diversified Income Fund, Mainstay VP Series Fund, Inc. on behalf of its High Yield Corporate Bond Portfolio, Quadrangle Debt Recovery Income Fund, LP, Quadrangle Debt Opportunities Fund LP, QDRF Master LTD., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Capital Partners, L.P. and Deephaven Distressed Opportunities Trading Ltd. dated August 10, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.
Date: August 16, 2007	By:	/s/ Paul J. Crecca
		Name:	Paul J. Crecca
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of Haights Cross Communications, Inc.

3.2	Amendment to the Bylaws of Haights Cross Communications, Inc.

10.1	Shareholders’ Agreement by and among Haights Cross Communications, Inc. and the Investors named therein dated August 10, 2007

10.2	Indemnification Agreement by and between Haights Cross Comminications, Inc. and Eugene Davis dated August 10, 2007

10.3	Indemnification Agreement by and between Haights Cross Comminications, Inc. and T.J. Vigliotta dated August 10, 2007

10.4	Indemnification Agreement by and between Haights Cross Comminications, Inc. and Curry Ford dated August 10, 2007

10.5	Indemnification Agreement by and between Haights Cross Comminications, Inc. and Phil Maslow dated August 10, 2007

10.6	Release and Settlement Agreement by and among Haights Cross Comminications, Inc. and Columbia Funds Master Investment Trust-Columbia High Income Master Portfolio, Columbia Funds Variable Insurance Trust 1 — Columbia High Yield Fund, Variable Series; the Mainstay Funds on behalf of its High Yield Corporate Bond Fund, the Mainstay Funds on behalf of its Diversified Income Fund, Mainstay VP Series Fund, Inc. on behalf of its High Yield Corporate Bond Portfolio, Quadrangle Debt Recovery Income Fund, LP, Quadrangle Debt Opportunities Fund LP, QDRF Master LTD., Glenview Capital Master Fund, Ltd., Glenview Institutional Partners, L.P., Glenview Capital Partners, L.P. and Deephaven Distressed Opportunities Trading Ltd. dated August 10, 2007